Retirement Plans	12 Months Ended
Dec. 31, 2011
Retirement Plans [Abstract]
Retirement Plans
7. Retirement Plans

The Company provides benefits under defined contribution plans including a savings plan and an employee stock ownership plan (“ESOP”). The savings plan covers substantially all domestic salaried and certain non-union hourly employees and provides for matching contributions up to 4% of each employee's salary. The ESOP covers substantially all domestic employees and provides for contributions based on a percentage of each employee's compensation as determined by the Board of Directors. Total expense for the Company's defined contribution plans was $4.3 million, $3.5 million and $3.8 million in 2011, 2010 and 2009, respectively.

Although the Company intends for these defined contribution plans to be the primary retirement benefit for most employees, the Company also has several defined benefit plans. The funded status of the defined benefit plans was as follows at December 31:

(in thousands)	2011	2010
Benefit obligation at beginning of year	$63,790	$58,142
Service cost	2,419	1,896
Interest cost	2,778	2,902
Plan amendments	-	1,099
Foreign currency exchange rate changes	(364)	178
Benefits paid	(3,168)	(2,665)
Actuarial (gain) loss	(516)	2,238
Benefit obligation at end of year	64,939	63,790
Plan assets at beginning of year	26,029	22,720
Company contributions	3,641	3,873
Foreign currency exchange rate changes	(385)	231
Benefits paid	(3,168)	(2,665)
Actual gain on plan assets	2,580	1,870
Plan assets at end of year	28,697	26,029
Funded status	$(36,242)	$(37,761)
Accumulated benefit obligation	$61,714	$59,903

Amounts recognized in the Consolidated Balance Sheets at December 31:

(in thousands)	2011	2010
Accrued employee and retiree benefits	$(45,134)	$(45,265)
Prepaid expenses and other current assets	8,892	7,504
Net liability	$(36,242)	$(37,761)

Components of annual benefit cost:

(in thousands)	2011	2010	2009
Service cost	$2,419	$1,896	$1,285
Interest cost	2,778	2,902	2,961
Expected return on plan assets	(1,520)	(1,367)	(1,103)
Amortization of prior service cost	3,112	3,011	1,824
Recognized actuarial loss	1,388	1,252	166
Defined benefit expense	$8,177	$7,694	$5,133

Weighted-average liability assumptions as of December 31:

	2011	2010
Discount rate	4.27%	4.35%
Expected return on plan assets	5.00%	5.80%
Rate of compensation increase	4.11%	4.27%

Weighted-average cost assumptions for the year ended December 31:

	2011	2010
Discount rate	4.35%	5.04%
Expected return on plan assets	5.80%	6.06%
Rate of compensation increase	4.27%	4.38%

The aggregate amounts of benefits expected to be paid from defined benefit plans in each of the next five years subsequent to December 31, 2011, which include employees' expected future service, are as follows: 2012, $2.7 million; 2013, $7.7 million; 2014, $25.3 million; 2015, $2.1 million; 2016, $3.0 million; and $12.0 million in total for the years 2017 through 2021.

The Company expects to contribute $4.7 million to defined benefit plans in 2012.

Amounts recognized in accumulated other comprehensive income were as follows:

(in thousands)	2011	2010
Prior service cost	$3,330	$6,445
Unrecognized net actuarial loss	11,668	14,741

The estimated prior service cost and actuarial loss for the defined benefit plans that will be amortized from accumulated other comprehensive loss into periodic benefit cost during 2012 are $2.0 million and $0.8 million, respectively.